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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported) September 24, 1997
                                                ------------------

                 AK STEEL HOLDING CORPORATION
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   (Exact name of registrant as specified in its charter)


    DELAWARE             File No. 1-13696         31-1401455
---------------      -----------------------    -------------
(State or other      (Commission file number)   (IRS employer
jurisdiction of                                 identification
incorporation)                                  number)


  703 Curtis Street, Middletown, Ohio           45043
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(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
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 (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------
          Filed herewith are copies of two Press Releases, dated
September 18 and September 22, 1997, respectively, issued by AK Steel Holding Corporation (the "Company"). The Press Release dated September 18, 1997, announced the redemption of all of the Company's outstanding 7% Convertible Preferred Stock, Stock Appreciation Income Linked
Securities (SAILS).

         The September 22, 1997, Press Release announced that a new labor agreement was reached between AK Steel and the Oil, Chemical and Atomic Workers International Union (OCAW) covering about 360 hourly employees of the Company's Ashland, Kentucky, coke plant.


Item 7.   Exhibits.
          ---------

          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibits:

               (1)  Press Release, dated September 18, 1997

               (2)  Press Release, dated September 22, 1997


                            2

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                        Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        AK STEEL HOLDING CORPORATION



                       /s/ John G. Hritz
                           ---------------------------------
                           Vice President, General Counsel
                           and Secretary


Dated:  September 24, 1997


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              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
                   -------------


Exhibit No. Description                                Page
----------  -----------                                ----

   1        Press Release, dated September 18, 1997     5

   2        Press Release, dated September 22, 1997     6


                            4